UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       September 29, 2005
                                                       ------------------

                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


    Delaware                            1-12372                 22-3268660
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

         Five Garret Mountain Plaza
         West Paterson, NJ                                    07424
         ----------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)



         Registrant's telephone number, including area code (973) 357-3100
                                                             --------------

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

         On October 4, 2005, Cytec Industries Inc. (the "Company") closed its sale of $250,000,000 aggregate principal amount of its 5.500% Notes due 2010 and $250,000,000 aggregate principal amount of its 6.000% Notes due 2015 (together, the "Notes") pursuant to an Underwriting Agreement, dated September 29, 2005, among the Company, Citigroup Global Markets Inc., ABN AMRO Incorporated and Wachovia Capital Markets, LLC, as representatives of the several Underwriters named in Exhibit A thereto. The Notes were issued pursuant to an Indenture, dated as of March 15, 1998, as amended by the First Supplemental Indenture, dated as of May 11, 1998, between the Company and JPMorgan Chase Bank, National Association, as successor to PNC Bank, National Association, as trustee. Interest on the Notes is payable semi-annually on April 1 and October 1 of each year, beginning on April 1, 2006. The Notes have been registered under the Securities Act of 1933 (the "Act") pursuant to registration statements on Form S-3 (File Nos. 333-51876 and 333-127507) previously filed with the Securities and Exchange Commission under the Act.

         The aggregate net proceeds received by the Company from the sale of the Notes were approximately $495,852,500, after deducting the underwriting discount. The Company intends to use the net proceeds to repay all amounts outstanding under its 364-day credit facility and revolving credit facility, which, as of September 16, 2005, were approximately $426.8 million and $67.7 million, respectively. The Notes are the Company's senior unsecured obligations and will rank equally with all of its other unsecured and unsubordinated indebtedness. The notes will be effectively subordinated to all secured indebtedness of the Company to the extent of the assets securing such indebtedness. The notes will be structurally subordinated to all obligations of the Company's subsidiaries, including claims with respect to trade payables.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

         The Underwriting Agreement and the Forms of Notes are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively. The opinion of Sullivan & Cromwell LLP regarding the validity of the Notes issued under the Registration Statement on Form S-3 (No. 333-127507) of the Registrant are filed herewith as Exhibit 5.1.

     Exhibit    Description
     -------    -----------

       1.1      Underwriting Agreement dated September 29, 2005
       4.1      Form of Note for the Registrant's 5.500% Notes due
                October 1, 2010
       4.2      Form of Note for the Registrant's 6.000% Notes due
                October 1, 2015
       5.1      Opinion of Sullivan & Cromwell LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Cytec Industries Inc.
                                                  ------------------------------
                                                  (Registrant)


Date:  October 4, 2005                            /s/ James P. Cronin
       ---------------                            ------------------------------
                                                  J.P. Cronin
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  Exhibit Index


     Exhibit      Description
     -------      -----------

       1.1        Underwriting Agreement dated September 29, 2005
       4.1        Form of Note for the Registrant's 5.500% Notes due
                  October 1, 2010
       4.2        Form of Note for the Registrant's 6.000% Notes due
                  October 1, 2015
       5.1        Opinion of Sullivan & Cromwell LLP